                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported) May 31, 2002
                                                  ------------

                              Wachovia Corporation
                 ----------------------------------------------
             (Exact name of registrant as specified in its charter)

        North Carolina                  1-10000                  56-0898180
--------------------------------------------------------------------------------
(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)           Identification No.)


         One Wachovia Center
      Charlotte, North Carolina                                       28288-0013
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code          (704) 374-6565
                                                  ------------------------------

         (Former name or former address, if changed since last report.)

Item 5. Other Events.

     Filed herewith is certain audited consolidated financial information of former Wachovia Corporation and subsidiaries ("Legacy Wachovia") as of December 31, 2000 and 1999, and the related consolidated statements of income, shareholders' equity and cash flows for each of the three years in the period ended December 31, 2000, and the related notes and report of independent auditors thereto (collectively, the "Audited Financial Information") and certain unaudited consolidated financial information of Legacy Wachovia and subsidiaries as of June 30, 2001 and 2000, and the related consolidated statements of income for each of the three and six month periods ended June 30, 2001 and 2000, and shareholders' equity and cash flows for each of the six month periods ended June 30, 2001 and 2000, and the related notes thereto (collectively, the "Unaudited Financial Information"). On July 27, 2001, Legacy Wachovia completed the sale of its consumer credit card portfolio, and as a result of such sale Legacy Wachovia restated the Audited Financial Information to present the consumer credit card business as discontinued operations (the "Restated Audited Financial Information"). Legacy Wachovia's Restated Audited Financial Information and the Unaudited Financial Information are attached hereto as Exhibit 99(a) and
Exhibit 99(b), respectively, and are incorporated herein by reference.

     Legacy Wachovia's Restated Audited Financial Information and Unaudited Financial Information have previously been filed by Wachovia Corporation (formerly named First Union Corporation) on separate Current Reports on Form 8-K, dated August 30, 2001 and September 6, 2001, respectively, and are hereby being consolidated on this Current Report on Form 8-K.

Item 7.  Financial Statements and Exhibits.

         (c) Exhibits.

         23       Consent of Ernst & Young LLP.

         99(a)    Legacy Wachovia's Restated Audited Financial Information.

         99(b)    Legacy Wachovia's Unaudited Financial Information.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   WACHOVIA CORPORATION

Date: June 5,2002                  By: /s/ Robert P. Kelly
                                      ------------------------------------------
                                      Name:   Robert P. Kelly
                                      Title:  Senior Executive Vice President
                                              and Chief Financial Officer

                                  Exhibit Index

     Exhibit No.      Description
     -----------      -----------

     23               Consent of Ernst & Young LLP.

     99(a)            Legacy Wachovia's Restated Audited Financial Information.

     99(b)            Legacy Wachovia's Unaudited Financial Information.